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                         Prudential Mid-Cap Value Fund
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                         SUPPLEMENT DATED MARCH 10, 2000
                        PROSPECTUS DATED APRIL 28, 1999

The following supplements the information contained in the Prospectus on page 20 under 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares':

   Effective immediately, shares of the Fund may no longer be purchased by any existing shareholder accounts. On March 1, 2000, the Board of Trustees decided it was in the shareholders' best interests to liquidate the Fund as soon as practicable and no later than July 31, 2000. The Fund previously had suspended the sale of shares to new accounts on November 29, 1999 because the Fund's Board of Trustees was considering whether to liquidate the Fund or merge it into another Prudential mutual fund. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights remain in effect. At January 31, 2000, the Fund's assets were approximately $44.5 million and the General Account of The Prudential Insurance Company of America owned about 85% of the shares outstanding.

The following information supplements page 3 of the Prospectus--'Fees and
Expenses':

   The Fund's Manager has agreed to waive its management fees effective March 1, 2000. The Distributor has also agreed to waive its distribution and service (12b-1) fees.
MF184C3